Exhibit 99.1 Annual Shareholders’ Meeting May 5, 2020

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements identified in this presentation include those about revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, non-interest expense, loan growth, non- performing assets, and net charge-off of loans and other statements that are not historical facts. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the factors described in our Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including under the sections entitled “Risk Factors.” The risk factors described in Form 10-K and subsequent SEC filings are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements contained in this presentation. Other unknown or unpredictable factors also could materially and adversely affect our results, as could the following factors: political, legal, regulatory, and general economic or business conditions, either nationally or regionally; geopolitical uncertainties throughout the world; weather-related, disease, viruses, wide-spread health emergencies, pandemics, and other adverse climate or other conditions that may impact our business and our customers’ businesses; changes in the interest rate environment or interest rate changes made by the Board of Governors of the Federal Reserve; credit performance of our loan portfolio; adequacy of the allowance for credit losses and access to low-cost funding sources; our ability to achieve the projected cost savings from our acquisitions and do so in the time expected; operating costs, customer loss and business disruption following our acquisitions may be greater than expected; the unavailability of LIBOR; impairment of goodwill; dependence on our management team and ability to attract and retain qualified employees; governmental regulation and changes in regulatory, tax and accounting rules and interpretations; stringent capital requirements; future FDIC insurance premium increases; CFPB restrictions on our ability to originate and sell mortgage loans; cyber-security risks, including items such as “denial of service,” “hacking,” and “identity theft”; management distraction and costs associated with defending against, and unfavorable resolution with respect to, significant litigation, including class action litigation, and regulatory proceedings; inability to meet liquidity requirements; inability to grow organically or through acquisitions; impairment of collateral underlying our loans; environmental remediation and other costs associated with repossessed properties; ineffective internal operational controls; competitions; meeting market demand with current and new products; reliance on external vendors; soundness of other financial institutions; failure of technology and failure to effectively implement technology-driven products and services; risks associated with introducing and implementing new lines of business, products or services; failure to execute on strategic or operational plans, including the ability to complete acquisitions or achieve expected costs savings or revenue growth associated with acquisitions; deposit attrition, customer loss and/or revenue loss following completed acquisitions; anti-takeover provisions; changes in dividend policy and the inability of our bank subsidiary to pay dividends; the uninsured nature of any investment in our common stock; decline in market price and volatility of our common stock; voting control of Class B common stock stockholders; controlled company status; dilution as a result of future equity issuances; and subordination of common stock to our indebtedness. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the SEC under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 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FIBK Overview

OVERVIEW

Headquarters	Billings, MT
Kroll Rating	BBB+
Market Cap	$2.52 Billion
Price / TBV	1.99
Dividend Yield*	3.20%
Average Volume	163,584
Total Assets	$14.644 Billion
Trust Assets Under Management	$5.522 Billion
Total Core Deposits**	$11.010 Billion

* Market data based on closing price of $38.63 per NASDAQ as of 1/27/20
** Core Deposits defined as total deposits excluding time deposits >$100,000 and Brokered Deposits
Sources: SNL and company reports

DESCRIPTION

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 145 banking offices
  - 238 ATMs, plus 24,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and small business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

ASSET MIX



Company Owned Life Insurance 2.0%
Premises & Equipment 2.1%
Other Assets 1.4%
Mortgage Servicing Rights 0.2%
Goodwill & Intangible Assets 4.9%
OREO 0.1%
Cash 7.4%
Investment Securities 20.8%
Net Loans 61.2%

LIABILITY MIX



Long-term debt 0.1%
Other 2.0%
REPOs 5.5%
Deposits 92.3%

As of December 31, 2019

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Committed to Maximizing Shareholder Value Management’s priority is to deploy capital through: Organic Growth Dividends M&A Return on Capital Special Share Dividend Repurchases Page 4

Building the First Interstate Franchise 2018 April 2019 Inland Northwest Bank, filling in Idaho Independent Bank (IIBK) footprint in the PNW $725 million 11 Branches $826.8 million 20 Branches Community 1st Bank (CMYF) $130 million 3 Branches 2016 Flathead Bank of Bigfork $225 million 7 Branches FIBK IIBK 2017 CMYF Bank of the Cascades $3.2 Billion 46 branches 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming Page 5

Diversified Loan Portfolio by Industry LOAN MIX COMMERCIAL Transportation Health Care and and Warehousing Social Assistance All Other 9% 8% $9.0 Billion in Loans 36% Agriculture RE 2% Construction Commercial 8% 15% Public Administration Real Estate and Rental 4% and Leasing Agriculture 8% 3% Accommodation and Food Retail Trade Services 8% 4% Professional, Scientific, and Commercial RE Finance and Insurance Technical Services Wholesale Trade 5% 39% 5% 5% Consumer 12% COMMERCIAL REAL ESTATE & CONSTRUCTION Residential Commercial Construction Construction 10% 6% Construction RE Land Acquisition and Owner Occupied 11% Development 7% 37% Loans Held for Commercial Purpose - Sale Residential RE Secured by 1-4 Family 1% 17% Residence 7% Non-Owner Occupied 33% Page 6 As of December 31, 2019

Strong Core Deposit Base $11.66 Billion in Deposits CDs > $100k 6% Time Other 7% Demand Non-Interest Bearing 31% Savings 30% Demand Interest Bearing 26% Low Cost of Funds: 37 basis points Page 7 As of December 31, 2019

Solid Financial Performance

Summary Results

Net Interest Income ($000) vs. NIM (%)



$279,765
$349,843
$432,500
$495,000
3.57%
3.64%
3.88%
3.99%
2016Y
2017Y
2018Y
2019Y

NonInt. Inc. ($000) vs. NonInt / Op. Revenue(%)



$132,016
$137,967
$143,400
$149,800
31.72%
28.07%
24.90%
23.23%
2016Y
2017Y
2018Y
2019Y

Nonint. Expense ($000) vs. Effic. Ratio (%)



61.88%
$261,000
64.77%
$323,900
$360,900
61.31%
$395,900
59.65%
2016Y
2017Y
2018Y
2019Y

Net Income ($000)



$95,636
$106,521
$160,200
$181,000
2016Y
2017Y
2018Y
2019Y

Earnings per Share ($)



$2.13
$2.05
$2.75
$2.83
2016Y
2017Y
2018Y
2019Y

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Solid Financial Performance

Summary Results


ROAA (%)
1.10%
0.98%
1.27%
1.28%
2016Y
2017Y
2018Y
2019Y


ROAE (%)
9.93%
8.57%
10.50%
9.53%
2016Y
2017Y
2018Y
2019Y


Tang. Common Equity / Tang. Assets (%)
8.60%
7.75%
8.39%
9.35%
2016Y
2017Y
2018Y
2019Y


Total RBC Ratio (%)
15.13%
12.76%
12.99%
14.10%
2016Y
2017Y
2018Y
2019Y

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Stable Asset Quality NON-PERFORMING ASSETS TO TOTAL LOANS + OREO 2.00% 1.64% 1.50% 1.29% 1.20% 1.16% 1.08% 1.02% 0.98% 1.00% 0.85% 0.86% 0.81% 0.82% 0.63% 0.50% 0.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 CLASSIFIED LOANS TO TOTAL LOANS 5.00% 4.42% 4.50% 4.00% 3.53% 3.65% 3.50% 3.22% 3.10% 3.00% 2.80% 2.65% 2.62% 2.55% 2.55% 2.65% 2.55% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 10 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019

Our People, OurPriority Mission Vision Values • People First, Always We help people To be the most relevant • Seek Greatness and their money everyday experience our Relentless Client Focus work better clients have with their • Integrity together money • Celebrate Success • Commitment to Community Future-Ready, Today Financial Vitality Page 11

Growing Dividends $1.60 The Company has consistently paid $1.36 quarterly dividends for over 25 $1.40 years. $1.20 $1.12 $1.24 $0.96 $1.00 The dividend has increased 202% $0.80 $0.80 since the IPO in 2010. $0.64 $0.88 $0.61 $0.60 Paid a special dividend of $0.60 per $0.40 $0.45 $0.45 share to our shareholders in March $0.41 2020. $0.20 $0.00 2010 2011 *2012 2013 2014 2015 2016 2017 2018 2019 **2020 * Accelerated Dividend paid in 2012 ** March 2020 Annualized Dividend Page 12

FIBK Shareholder Return vs. Indices FIBK: TOTAL RETURN (03/23/2010 THROUGH 03/31/2020) 350 300 250 200 170.90% 150 170.88% 100 Percent(%) 50 55.17% 0 -50 -100 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jul-19 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Sep-19 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Nov-19 May-11 May-10 May-12 May-13 May-14 May-15 May-16 May-17 May-18 May-19 FIBK S&P 500 Index KBW Bank Index

Investment Highlights • Experienced leadership team • Strong historical financial performance • Diversified client base tempers economic volatility • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 14